UNITED STATES  SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                      ------------------------


                             FORM 8-K


                          CURRENT REPORT


  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                             OF 1934


DATE OF REPORT: MAY 5, 1997   DATE OF EARLIEST EVENT REPORTED: APRIL 18, 1997




                APPLIED INTELLIGENCE GROUP, INC.
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   OKLAHOMA                __________________              73-1247666
(STATE OR OTHER         (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER
JURISDICTION OF               NUMBER)                 IDENTIFICATION NUMBER)
INCORPORATION)



                        13800 BENSON ROAD
                    EDMOND, OKLAHOMA   73013
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (405) 936-2300


=======================================================================

ITEM 5.  OTHER EVENTS

     On April 18, 1997, Applied Intelligence Group, Inc. announced the launching of its new ijob System at a press conference held in conjunction with the 1997 Oklahoma Technology Conference. Ijob is a network database to collect, catalog, and match information on job candidates with the human resources needs of employers who subscribe to its service. The system includes computer assisted interviews and interactive voice response systems to provide information to enable prospective employers to conduct focused searches for candidates. It is deployed utilizing the World Wide Web as a medium to bring together people looking for jobs and companies looking for employees.

The attached press release may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which impair the Company's future financial results or preclude completion of future acquisitions by the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibit 99.1   Press Release dated April 18, 1997









                            SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                   APPLIED INTELLIGENCE GROUP, INC.
                                   (Registrant)




Date:  May 5, 1997                  By: /s/John M. Duck
                                       VICE PRESIDENT & CHIEF
                                       FINANCIAL OFFICER




EXHIBIT 99.1


FOR IMMEDIATE RELEASE                                  April 18, 1997
 For further information contact:
 Kay Titchenal
 Applied Intelligence Group, Inc.
 (405) 936-2340
 ktitchenal@aig.vialink.com

Edmond, OK -- Applied Intelligence Group, Inc. launched its new ijob System at a press conference held in conjunction with the 1997 Oklahoma Technology Conference and Exhibit. The national system was presented by Robert Barcum, president and CEO of Applied Intelligence, and David Mitchell, Ph.D., president of Human Technologies, Inc.

ijob was developed as a joint project of Applied Intelligence and Human Technologies. It uses the World Wide Web as a medium to bring together people looking for jobs and companies looking for employees. ijob uses a database to collect, catalog, and match information on job candidates with the human resources needs of employers who subscribe to its service.

The system represents a significant technological improvement over current Internet "resume web sites" where career material is posted on unscreened databases or on bulletin boards. With ijob, the subscribing employer benefits by receiving a list of registrants who have greater probability of meeting his or her human resource needs. This predictive system enables employers to conduct focused searches, saving time and money. People looking for jobs also benefit by using the ijob system. Free to job seekers, ijob maintains all information in its active database until the registrant requests its withdrawal.

People seeking employment enter biographical and career background information into the ijob database. They can do this several ways: on the Internet connecting with ijob.com by FAX, by the telephone via an interactive voice response system, or in person at the ijob center at 3383 NW 63, in Oklahoma City. More information about job candidates is then obtained through a computer assisted, structured interview and through skill testing. The material is analyzed to see how it meets the specific requirements of jobs being filled, and then it is presented to prospective employers. Following registration, formal job applications are made directly with employers.

Robert Barcum, president and CEO of Applied Intelligence said, "Because of its predictability factor, ijob is a unique service. This feature greatly assists human resource professionals in their hiring decisions. ijob will save time and money for both the person looking for a job and the companies with positions to fill."

Applied Intelligence Group, Inc. [NASDAQ:IQIQ] is a major systems integration and consulting firm. The company combines the innovative use of high technology and leading-edge Internet based applications to improve the products, services and communication capabilities of its clients in a wide range of industries.